Short-Term Investment	12 Months Ended
Dec. 31, 2024
Short-Term Investments [Abstract]
SHORT-TERM INVESTMENT

4. SHORT-TERM INVESTMENT

Short-term investment consisted of the following:

	As of December 31,
	2023	2024
	RMB	RMB
Cost	103,690,728	121,549,685
Unrealized gain	396,098	8,506,042
Aggregate fair value	104,086,826	130,055,727

The Company’s short-term investment represents subscription of participating shares in a segregated portfolio Company (“the Funds”) with a total subscription amount of RMB104 million and RMB 121.5 million (US$17.2 million) as of December 31, 2023 and 2024, respectively. The Funds were redeemable upon demand at the net asset value of the Fund. The Funds primarily invests in US Treasuries and cash management product. For the years ended December 31, 2022, 2023 and 2024, there were no gross unrealized holding losses.